Acquisitions	9 Months Ended
Sep. 30, 2012
Business Combinations [Abstract]
Business Combination Disclosure [Text Block]

Note 2 – Acquisitions

On December 23, 2011, we entered into a Sale and Purchase Agreement (the “Purchase Agreement”), through our wholly owned subsidiary Endeavour Energy UK Limited (“EEUK”), with ConocoPhillips (U.K.) Limited, ConocoPhillips Petroleum Limited and ConocoPhillips (U.K.) Lambda Limited, subsidiaries of ConocoPhillips (collectively, the “Sellers”), to acquire their interest in three producing U.K. oil fields in the Central North Sea for $330 million (the “COP Acquisition”).

On May 31, 2012, we closed a portion of the COP Acquisition consisting of an additional 23.43% interest in the Alba field increasing our total working interest in the Alba field to 25.68%. The Alba field portion of the COP Acquisition was closed for aggregate cash consideration of approximately $219.6 million.

Upon the closing of the Alba field portion of the COP acquisition, the net proceeds from the offering of our Senior Notes due 2018 were released from escrow. We used approximately $205 million of the net proceeds from the sale of the notes together with approximately $14 million of borrowings under our revolving credit facility (the “Revolving Credit Facility”) with Cyan Partners, LP (“Cyan”), as administrative agent and the other lenders party thereto, to fund the cash consideration for the acquisition of the Alba Property. Additional information on these related financing transactions is discussed in Note 4.

The acquisition of the additional interest in the Alba field was accounted for using the business combination method. The following summarizes the preliminary allocation of the purchase price for the Alba field portion of the COP Acquisition:

Purchase price	$255,400
Purchase price adjustments for estimated after-tax cash flows from the acquired asset and
interest costs from economic date of January 1, 2011 to closing	(35,823)
Total purchase price	$219,577

Allocation of purchase price:
Property and equipment	$189,442
Goodwill	47,087
Current assets	24,336
Current liabilities	(12,715)
Deferred tax liability	(11,831)
Other long-term liabilities	(16,742)
Total purchase price	$219,577

Goodwill was the excess of the consideration transferred over the net assets recognized and represents the future economic benefits arising from assets acquired that could not be individually identified and separately recognized.

The purchase price allocation is based on a preliminary assessment of the fair value of the assets acquired and liabilities assumed in the Alba field portion of the COP Acquisition. The assessments of the fair values of oil and gas properties acquired were based on projections of expected future net cash flows, discounted to present value. These estimates are subject to change as additional information becomes available, including the closing of the MacCulloch and Nicol fields, and is assessed by Endeavour.

The following table sets forth unaudited pro forma condensed combined financial and operating data which are presented to give effect to the Alba acquisition as if it had occurred January 1, 2011. The information does not purport to be indicative of actual results, if any of these transactions had been in effect for the periods indicated, or future results.

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2012	2011	2012	2011

Revenues	$83,275	$75,039	$193,960	$240,447
Net income (loss) to common shareholders	$(34,158)	$(65,096)	$(88,337)	$(91,578)
Net income (loss) per share - basic and diluted	$(0.73)	$(1.67)	$(2.15)	$(2.63)

Revenues and income from operations associated with the acquired interest in the Alba field for the period from May 31, 2012 through September 30, 2012 were $62.1 million and $0.6 million, respectively.

The remaining producing assets yet to be acquired include a 40% net working interest in the MacCulloch field and an 18% net working interest in the Nicol field. In connection with closing the acquisition of the Alba Property separately from the other two fields, we paid an additional $2 million deposit to the Sellers, bringing our total deposit relating to the remaining properties to $10 million. We intend to pursue closing on the remaining interests of the COP Acquisition in the near future, though there can be no assurance that we will be able to do so successfully. Subject to customary exceptions, our acquisition of the remaining interests is required to close no later than November 30, 2012.